Exhibit 24

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the "Company"), hereby constitutes and appoints James T. Prokopanko, Richard L. Mack and Mark J. Isaacson his/her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the calendar year ended December 31, 2014 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 16th day of February, 2015.

/s/    Robert L. Lumpkins

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the "Company"), hereby constitutes and appoints James T. Prokopanko, Richard L. Mack and Mark J. Isaacson his/her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the calendar year ended December 31, 2014 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 12th day of February, 2015.

/s/    Nancy E. Cooper

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the "Company"), hereby constitutes and appoints James T. Prokopanko, Richard L. Mack and Mark J. Isaacson his/her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the calendar year ended December 31, 2014 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 13th day of February, 2015.

/s/    Gregory L. Ebel

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the "Company"), hereby constitutes and appoints James T. Prokopanko, Richard L. Mack and Mark J. Isaacson his/her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the calendar year ended December 31, 2014 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 17th day of February, 2015.

/s/    Timothy S. Gitzel

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the "Company"), hereby constitutes and appoints James T. Prokopanko, Richard L. Mack and Mark J. Isaacson his/her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the calendar year ended December 31, 2014 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 13th day of February, 2015.

/s/    William R. Graber

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the "Company"), hereby constitutes and appoints James T. Prokopanko, Richard L. Mack and Mark J. Isaacson his/her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the calendar year ended December 31, 2014 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 16th day of February, 2015.

/s/    Denise C. Johnson

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the "Company"), hereby constitutes and appoints James T. Prokopanko, Richard L. Mack and Mark J. Isaacson his/her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the calendar year ended December 31, 2014 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 16th day of February, 2015.

/s/    Emery N. Koenig

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the "Company"), hereby constitutes and appoints James T. Prokopanko, Richard L. Mack and Mark J. Isaacson his/her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the calendar year ended December 31, 2014 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 10th day of February, 2015.

/s/    William T. Monahan

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the "Company"), hereby constitutes and appoints James T. Prokopanko, Richard L. Mack and Mark J. Isaacson his/her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the calendar year ended December 31, 2014 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 13th day of February, 2015.

/s/    James L. Popowich

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the "Company"), hereby constitutes and appoints James T. Prokopanko, Richard L. Mack and Mark J. Isaacson his/her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the calendar year ended December 31, 2014 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 14th day of February, 2015.

/s/    David T. Seaton

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the "Company"), hereby constitutes and appoints James T. Prokopanko, Richard L. Mack and Mark J. Isaacson his/her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the calendar year ended December 31, 2014 (the "Annual Report") under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 16th day of February, 2015.

/s/    Steven M. Seibert